©2021 DISCOVER FINANCIAL SERVICES Exhibit 99.3 3Q21 Financial Results October 20, 2021

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and March 31, 2021, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

3Q21 Highlights 3 • 3Q21 Net Income of $1.1Bn; diluted EPS of $3.54 • Returned to YOY loan growth in the quarter (up 1%) ◦ Supports our outlook for modest receivables expansion in 2021 ◦ Adds conviction to our view of more robust growth in 2022 • Stable NIM reflected continued optimization of our funding mix, and will contribute to revenue growth as assets increase going forward • Sustained strong credit and a stable economic outlook supported $165MM reserve release • Remained disciplined on operating costs while continuing to make investments for growth and efficiency • Committed to returning capital to shareholders; repurchased $815MM of common stock in 3Q21

• Revenue net of interest expense was $2.8Bn, up 2%, driven by increased net interest income, higher net discount and interchange revenue driven by increased sales volume, and higher loan fee income, partially offset by a $167MM unrealized loss on equity investments • Net interest margin was 10.80%, up 61 bps driven by favorable funding costs and lower interest charge-offs • Provision for credit losses decreased by $565MM driven by the impact of lower net charge-offs and a reserve release in the current quarter reflecting stable macro assumptions and strong credit performance and delinquency trends • Expenses were up 18% reflecting higher marketing expense, increased other expense, increased professional fees related to collections, and higher employee compensation 3Q21 Summary Financial Results Key Points 4 $771 $140 $(77) $565 $(185) $(123) $1,091 3Q20 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 3Q21 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 3Q21 $ 2,405 $ 372 $ 185 $ 1,190 $ 311 3Q20 $ 2,265 $ 449 $ 750 $ 1,005 $ 188 B/(W) $ 140 $ (77) $ 565 $ (185) $ (123) EPS $ 2.45 $ 0.37 $ (0.20) $ 1.48 $ (0.49) $ (0.07) $ 3.54

1% 1% 4% (4)% YOY YOY YOY YOY 3Q21 Loan Growth ($Bn) Total 5 • Card receivables returned to growth, up 1% YOY and up 2% QOQ driven by increased sales volume and new account acquisition, partially offset by an elevated payment rate • Organic student loans up 4% YOY • Personal loans down 4% YOY due to increased payments, but stabilized sequentially as underwriting returned to pre- pandemic standards earlier this year Key Points $88.7 $90.4 $86.3 $87.7 $89.5 3Q20 4Q20 1Q21 2Q21 3Q21 $69.7 $71.5 $67.3 $68.9 $70.3 3Q20 4Q20 1Q21 2Q21 3Q21 $9.0 $9.0 $9.3 $9.0 $9.4 3Q20 4Q20 1Q21 2Q21 3Q21 $7.2 $7.2 $7.0 $6.9 $6.9 3Q20 4Q20 1Q21 2Q21 3Q21 Organic Student Card Personal

3Q21 Net Interest Margin



NIM on Loans
10.43%
10.29%
10.21%
9.81%
10.19%
10.63%
10.75%
10.68%
10.80%
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

(%)	3Q21	2Q21	3Q20	Change QOQ	Change YOY
Total Interest Yield on Loans	11.79 %	11.79 %	11.78 %	—bps	1bps
NIM on Loans	10.80 %	10.68 %	10.19 %	12bps	61bps
NIM on Interest-Earning Assets	8.71 %	8.09 %	7.70 %	62bps	101bps

Interest-Earning Assets ($Bn)	3Q21 Avg Bal	3Q21 Yield	2Q21 Avg Bal	2Q21 Yield	3Q20 Avg Bal	3Q20 Yield
Total Loans	$88.4	11.79 %	$86.3	11.79 %	$88.4	11.78 %
Other Interest-Earning Assets	21.2	0.92 %	27.7	0.76 %	28.6	0.88 %
Total Interest-Earning Assets	$109.6	9.68 %	$114.0	9.11 %	$117.0	9.11 %

Interest-Bearing Liabilities ($Bn)	3Q21 Avg Bal	3Q21 Rate	2Q21 Avg Bal	2Q21 Rate	3Q20 Avg Bal	3Q20 Rate
Direct to Consumer Deposits (1) (2)	$61.3	0.61 %	$62.1	0.65 %	$61.6	1.25 %
Brokered Deposits and Other	10.7	2.28 %	11.9	2.35 %	15.3	2.47 %
Interest Bearing-Deposits	72.0	0.86 %	74.0	0.92 %	76.8	1.49 %
Borrowings	17.8	2.53 %	20.6	2.33 %	22.9	2.23 %
Total Interest-Bearing Liabilities	$89.8	1.19 %	$94.6	1.23 %	$99.7	1.66 %

Note(s)
1. Includes Affinity relationships
2. Excludes checking which is a non-interest bearing deposit product

Key Points

- NIM on loans was 10.80%, up 12bps QOQ reflecting the combination of stable asset yields and lower funding costs
- Total loan yield was flat QOQ mainly reflecting lower interest charge-offs partially offset by higher promotional rate balances
- Consumer deposits were flat YOY and down 1% QOQ
- The rate on average interest-bearing liabilities decreased 4bps QOQ, driven by maturity of higher coupon CDs and a shift in funding mix

6

3Q21 Revenue

Year-Over-Year Revenue ($MM)



$2,714
$140
$61
$(1)
$21
$8
$(167)
$1
$2,777
3Q20 Rev Net of Int Exp
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
3Q21 Rev Net of Int Exp

($MM)	3Q21	3Q20	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	2,405	2,265	140	6%
Net Discount/Interchange Revenue	299	238	61	26%
Protection Products Revenue	43	44	(1)	(2%)
Loan Fee Income	121	100	21	21%
Transaction Processing Revenue	58	50	8	16%
Realized/Unrealized Gain/(Loss) on Equity Inv	(167)	0	(167)	NM
Other Income	18	17	1	6%
Total Non-Interest Income	372	449	(77)	(17%)
Revenue Net of Interest Expense	$2,777	$2,714	$63	2%

	3Q21	3Q20	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$47,613	$37,134	5 %	28 %
Rewards Rate [(1)]	1.44 %	1.38 %	13bps	6bps

Note(s)
1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

Key Points

- Net interest income increased 6% primarily due to favorable funding costs and lower interest charge-offs partially offset by a lower credit card revolve rate
- Net discount and interchange revenue was up 26% driven by higher sales volume, partially offset by increased rewards cost
- Loan fee income increased 21% largely reflecting lower late fee charge-offs, increased non-sufficient fund fees and higher cash advance fees
- The unrealized loss reflects mark-to-market adjustments on equity investments
- Rewards rate increased by 6bps YOY primarily due to higher sales volume in the 5% category (restaurants and PayPal)

7

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increase was driven by a higher bonus accrual • Marketing increased primarily due to investments in acquisition and brand • Professional fees increased driven largely by higher recovery fees 3Q21 Operating Expense Inc / (Dec) ($MM) 3Q21 3Q20 $ % Employee Compensation and Benefits $483 $471 $12 3% Marketing and Business Development 210 140 70 50% Information Processing & Communications 121 111 10 9% Professional Fees 198 151 47 31% Premises and Equipment 23 26 (3) (12%) Other Expense 155 106 49 46% Total Operating Expense $1,190 $1,005 $185 18% Operating Efficiency(1) 42.9% 37.0% 590 bps 8 Key PointsYear-Over-Year Expense ($MM) $1,005 $12 $70 $10 $47 $46 $1,190 3Q20 Expense Employee Comp Marketing Info Process Prof Fees All Other 3Q21 Expense Includes $25MM higher bonus accrual

• Credit card net charge-off rate decreased 180bps YOY and 30-Day delinquency decreased 43bps YOY reflecting strong credit performance in the portfolio • Student loan credit performance remained stable at low levels • Personal loan net charge-offs improved 158bps YOY reflecting underwriting enhancements and elevated consumer liquidity 3Q21 Key Credit Metrics 9 Key PointsChange 3Q20 2Q21 3Q21 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $69,656 $68,886 $70,320 2.1% 1.0% Net Principal Charge-off Rate 3.45% 2.45% 1.65% (80) bps (180) bps 30-Day Delinquency Rate 1.91% 1.43% 1.48% 5 bps (43) bps Private Student Loans Ending Loan Balance ($MM) $10,016 $9,864 $10,184 3.2% 1.7% Net Principal Charge-off Rate 0.58% 0.53% 0.68% 15 bps 10 bps 30-Day Delinquency Rate 1.49% 1.34% 1.55% 21 bps 6 bps Personal Loans Ending Loan Balance ($MM) $7,211 $6,865 $6,890 0.4% (4.5)% Net Principal Charge-off Rate 2.69% 1.80% 1.11% (69) bps (158) bps 30-Day Delinquency Rate 1.10% 0.69% 0.71% 2 bps (39) bps Total Loans Ending Loan Balance ($MM) $88,660 $87,674 $89,542 2.1% 1.0% Net Principal Charge-off Rate 3.00% 2.12% 1.46% (66) bps (154) bps 30-Day Delinquency Rate 1.77% 1.34% 1.40% 6 bps (37) bps

Allowance for Credit Losses 10 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at January 1, 2020 4,550 653 613 28 5,844 Reserve rate 5.90% 6.76% 7.97% N/A 6.09% Balance at December 31, 2020 6,491 840 857 38 8,226 Reserve rate 9.08% 8.43% 11.94% N/A 9.09% Balance at March 31, 2021 $5,640 $862 $804 $41 $7,347 Reserve rate 8.38% 8.49% 11.55% N/A 8.51% Balance at June 30, 2021 $5,409 $828 $745 $44 $7,026 Reserve rate 7.85% 8.39% 10.85% N/A 8.01% Provision for credit losses 178 46 (64) — 160 Net Charge-offs (289) (17) (19) — (325) Balance at September 30, 2021 $5,298 $857 $662 $44 $6,861 Reserve rate 7.54% 8.41% 9.61% N/A 7.66% Macroeconomic Assumptions 2Q21 3Q21 Unemployment • ~5.5% at year-end 2021 • Return to full employment mid-2022 • No Change • Return to full employment late 2022 GDP • Growth of ∼7% in 2021 and ∼4% in 2022 • Growth of ∼6% in 2021 and ∼4% in 2022

11 48% 54% 62% 68% 23% 20% 16% 12% 18% 14% 12% 9% 11% 12% 10% 11% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 3Q18 3Q19 3Q20 3Q21 Capital and Funding Funding Mix (%), Average Balance (3) 11.4 11.2 11.3 11.7 12.2 13.1 14.9 15.7 15.5 79 77 99 165 123 76 22 23 38 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Capital Trends Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 3. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits

2021 Perspective 12 Previous Current Loan Growth • Modestly positive, subject to payment rate trends and economic conditions • No Change Net Interest Margin • Relative to 1Q21, modest variability from quarter to quarter • No Change Operating Expense • Non-marketing expenses up slightly on higher compensation accrual, recovery fees and non-recurring items • Marketing expense higher in 2H21 • No Change Net Charge-offs • 2021 losses expected to be down YoY • No Change Capital Management • Announced dividend increase to $0.50 and approval of a $2.4Bn share repurchase plan expiring 3/31/22 • No Updates

Appendix

Credit Performance Trends

Total Company Loans



3.22
3.05
3.19
3.27
3.44
3.00
2.38
2.48
2.12
1.46
2.19
2.33
2.41
2.39
1.98
1.77
1.89
1.67
1.34
1.40
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans



3.49
3.32
3.41
3.65
3.90
3.45
2.63
2.80
2.45
1.65
2.34
2.50
2.62
2.62
2.17
1.91
2.07
1.85
1.43
1.48
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans



1.82
1.93
1.88
1.75
1.57
1.49
1.39
1.20
1.34
1.55
0.61
0.59
1.02
0.68
0.62
0.58
0.71
0.53
0.53
0.68
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
NCO rate (%)
30+ day DQ rate (%)

Personal Loans



4.33
3.99
4.26
3.59
3.43
2.69
2.79
2.80
1.80
1.11
1.49
1.49
1.37
1.31
1.07
1.10
1.08
0.84
0.69
0.71
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 3Q21 Payments Volume ($Bn) Discover Network • Discover Network volume was up 28% reflecting the increase in Discover card sales volume • PULSE volume up 9% YOY driven by increased spend related to the economic recovery • Diners volume up 12% from the prior year reflecting a rebound from the impact of the pandemic on global T&E spending • Network Partners 16% higher YOY primarily reflecting higher AribaPay volume Key Points $38.7 $42.5 $39.2 $47.2 $49.4 3Q20 4Q20 1Q21 2Q21 3Q21 $55.0 $55.1 $60.4 $62.9 $59.9 3Q20 4Q20 1Q21 2Q21 3Q21 $5.8 $6.3 $5.9 $6.1 $6.5 3Q20 4Q20 1Q21 2Q21 3Q21 $8.9 $8.7 $9.6 $9.5 $10.4 3Q20 4Q20 1Q21 2Q21 3Q21 Diners (1) PULSE Network Partners 28% 9% 12% 16% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 16% YOY 15

• 3Q21 sales volume up 27% vs 2019 with strong trends across all categories • Significant YOY increase in: ◦ Retail reflecting the continued economic recovery ◦ Restaurants as states have reopened and removed most restrictions ◦ Travel was positive for the quarter keyrends in Key Points Sales Volume 16 Gas Groceries Retail Restaurants Services Travel Total Sales Volume Jan Feb Mar Apr May Jun Jul Aug Sep -100% -50% 0% 50% 100% Monthly Sales Volume Trend 2021 vs. 2019 (%) 1Q21 2Q21 3Q21 Gas 7% 9% 29% Grocery 18% 24% 26% Retail 37% 41% 38% Restaurants 8% 30% 33% Services 10% 20% 25% Travel (41)% (8)% 1% All Other 10% 14% 17% Total Sales Volume 15% 24% 27% Category Definitions • Services includes entertainment, auto, education, medical, and other service providers • All Other includes discount stores, drug stores, wholesale clubs, telecommunication, utilities, insurance, financial services and government Quarterly Sales Volume Trend 2021 vs. 2019 (%)